MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Semi-Annual Report

June 30, 1998




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH DRAGON FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of June 30, 1998

INDIA                                       0.9%
INDONESIA                                   1.3%
SINGAPORE                                   9.9%
MALAYSIA                                    6.3%
THAILAND                                    6.5%
CHINA                                       3.8%
HONG KONG                                  37.8%
SOUTH KOREA                                 4.7%
TAIWAN                                      4.1%
PHILIPPINES                                 6.1%

[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., June 30, 1998


DEAR SHAREHOLDER

The quarter ended June 30, 1998 proved to be difficult months for the Asian stock markets. The markets gave back all the gains of the previous quarter, falling 34.57% in US dollar terms, as measured by the unmanaged Morgan Stanley Combined Far East Free (Ex-Japan and Ex-Taiwan) Index. Japan became a new and larger threat to the smaller Asian economies. The lack of economic reform in Tokyo has made earlier predictions of a 150 yen/dollar exchange rate appear conservative. The ramifications to the rest of Asia of a weak yen, combined with the withdrawal of Japanese credit, have sent stock markets from Thailand to Hong Kong reeling. For the three-month period ended June 30, 1998, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -25.38%, -25.51%, -25.52% and -25.32%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Investment Strategy
As the threat of a Chinese renminbi devaluation increases, so does the risk premium on all the regional currencies, in particular, the Hong Kong dollar. During the June quarter, we reduced Hong Kong from an overweighted position to an underweighted one. We used the proceeds to selectively increase our positions in countries where we believe the most progress is being made economically: South Korea, Taiwan, Thailand and the Philippines. The balance of the proceeds we have kept in cash reserves until more attractive valuations appear in the remaining markets.

Investment Outlook
The Hong Kong stock market declined 25.82% in US dollar terms during the June quarter (as measured by the Hang Seng Index) as investors eliminating Asian positions sold out of the region's largest, highly liquid market. The decline was especially felt in the property and banking sectors as the asset deflation required by the fixed exchange rate worked its way through the economy. The government's announcement of a decline in gross domestic product (GDP) of 2.0% for the first calendar quarter of 1998 added to the malaise as residents prepared for Hong Kong's first recession in 16 years. The government's continued silence on a rescue program has set the stage for another decline in property market values. With volume in the futures market exceeding the stock market by 300% on many days, stock prices have become increasingly volatile and subject to the rapidly changing outlooks of global speculators. We reduced our overall exposure to the Hong Kong stock market, but increased our holdings in the cash-rich, high-yielding utility sector.

The stock markets in The People's Republic of China were hit equally hard as concerns over China's ability to sustain high economic growth have brought the issue of a renminbi devaluation back into the limelight. The Chinese have made a commitment not to devalue their currency, and economic fundamentals thus far can support the renminbi. The one area where growth should continue unabated is domestic infrastructure. The high profile and job-creating aspect of infrastructure investment should make this the most resilient sector for the near future. Accordingly, we currently expect the majority of our Fund holdings in China to be positioned in this sector.

After strong GDP growth of 5.6% in the first quarter, growth in Singapore has slowed sharply. Although the Ministry of Trade and Industry has retained its 2.5%--4% GDP growth forecast for 1998, it seems highly unlikely that this can be attained as the domestic economy is slowing. Non-oil domestic exports showed a decline of 1.6% year-over-year in April. The stock market declined 37.65% in US dollar terms during the June quarter, as measured by the Straits Times Industrial Index. Competitiveness has been a key driver for corporate profitability and stock market performance in the past. The Monetary Authority of Singapore seems to subscribe to this view and, as a result, the Singapore dollar has depreciated with the weakening yen and softening export growth. We also have seen the beginning of consolidation in the financial system through large-scale mergers and acquisitions. The Fund continues to be underweighted in this market. We have unwound our currency hedge on the Singapore dollar, which had benefitted from the weakness in the currency.

The Malaysian stock market declined by 44.26% in USdollar terms, as measured by the Kuala Lumpur Stock Exchange during the June quarter as a result of poor policy responses and the problems in Japan. Monetary policy remains disappointing, with the central bank continuing to increase assistance to financial institutions. The health of the banking system is deteriorating. Non-performing loans in the system are approaching double-digit levels, and are expected to rise further. The government announced the creation of Asset Management Corporation (AMC) that will be privately funded and acquire non-performing loans from the commercial banks. The objective of the AMC would be to earn a profit from reselling loans by either rehabilitating the borrowers' businesses or salvaging value from the underlying assets. The Fund continues to be underweighted in the Malaysian market, and is mainly exposed to highly defensive companies with strong balance sheets.

The Thai economy continues to decline sharply because of tight liquidity conditions. Unemployment is increasing rapidly and is expected to breach 6% this year. Exports continue to be weak but the country has a trade surplus because of collapsing imports. The big wave of recapitalizations has started with the two premier Thai banks (Bangkok Bank and Thai Farmers Bank) successfully raising about US $2 billion. The second phase of the recapitalization process has also begun with the second tier banks issuing large cash calls. The announcement of new equity issues and concerns over the Japanese economy led to the market declining by 46.47% in US dollar terms in the June quarter, as measured by the unmanaged SET Index. We have been selectively increasing our exposure to the Thai market by adding the two large banks and the Electricity Generating Public Company Limited, an independent power producer. We have been switching out of the convertible bonds where yield spreads over Treasury issues have narrowed considerably since we bought them, leaving little upside in the bonds.

The South Korean economy is now in a deep recession with consumption, government spending and investment falling sharply. Export growth, which showed signs of recovery at the beginning of the year, has slowed as a result of the stronger won and competition from Japanese firms. The unemployment rate, currently at 7.7%, is rising sharply and leading to labor strikes. Real interest rates remain high at over 10%, in line with the International Monetary Fund's (IMF) prescription to suppress demand and limit the outflow of capital. However, interest rates have been declining in the past few months. Large-scale recapitalization of the banking system has started through rights issues. Three of the large chaebols announced plans to sell and restructure their many business areas. We are skeptical about these announcements until actual implementation begins. There have been positive developments in foreign direct investments, with large US and European companies buying out their junior partners. The many deals in the pipeline are also very encouraging. We have been increasing our weighting in South Korea in companies with strong balance sheets that are trading at discounts to replacement costs or franchise values. We are now only slightly underweighted in the South Korean market.

The resignation of President Suharto and replacement by his long-time friend, Habibie, has brought temporary calm to the Indonesian markets. Habibie has done an admirable job in trying to distance himself from Suharto. He has embraced the IMF conditions and removed Suharto's children from positions in the government. Unfortunately, any easing of crisis conditions may be short-lived as the economy is likely to enter into hyperinflation. The banking and corporate systems are essentially bankrupt. Until monopolies are dismantled and banks recapitalized, there is little hope for economic stability. The Fund is currently underweighted in this market because we believe that it has probably the most distressed economy in the region. Our exposure to the country is through one company, Gulf Indonesia Resources, Ltd., which is an oil and gas company and earns revenues in US dollars.

The Philippines has proven to be one of the most resilient markets in the past few months, although its currency has not been immune from the contagion. The country's relative lack of external debt is in part the result of its adherence to an earlier IMF assistance program. Its banking system remains sound and should be able to survive the regional crisis without a large-scale recapitalization. We increased our holdings slightly over the June quarter and currently maintain an overweighted position.

The Taiwan market has come under pressure as the yen continues its slide. We expect to see increasing weakness in the market with the exception of the electronics sector. Despite a recent correction in sympathy with US technology stocks, the Taiwan electronics sector remains globally competitive and financially sound. It should remain a net beneficiary of regional capital retrenchment and the global trend of outsourcing within the industry.


Merrill Lynch Dragon Fund, Inc., June 30, 1998


Outlook and Strategy
As stated in our last report to shareholders, we expect the Asian markets to continue to experience a very deep retrenchment in the coming year. Those countries which will allow asset prices to clear (such as Hong Kong and Singapore) and those implementing the necessary reforms (as seen in Thailand and South Korea) should be in our opinion, among the first to recover. The recent weakness in the Japanese yen has added another unpredictable element of concern to the region's markets that may prolong and deepen the current crisis. Adding to the economic unrest is the rising political risk as both India and Pakistan engage in competing claims about their nuclear capabilities.

In general, we prefer to remain in the larger, more liquid markets and companies that have net cash on their balance sheets and are in a position to benefit over the long term from the present economic clearing. We have lowered our exposure to Hong Kong because of the impact of a deteriorating economic outlook in China. Over the past quarter, we decreased our Hong Kong/China equity position from a combined 56.7% of net assets to 40.8%. We allocated these proceeds to selected stocks in South Korea and Thailand, while increasing our cash position from 9.3% to 12.4%. Our purchases have been in defensive export companies and banks whose shares are selling well below their adjusted book values.

In Conclusion
The Asian stock markets corrected quite sharply over the June quarter. We will continue to look for post-crisis survivors with strong managements as stock prices reach attractive risk/ return levels. At current share prices, the Asian markets appear oversold. Furthermore, in our view, value can be found in various stocks around the region.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



August 10, 1998






PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       12 Month            3 Month        Since Inception
                                                     Total Return        Total Return       Total Return
ML Dragon Fund, Inc. Class A Shares                     -57.78%             -25.38%            -53.31%
ML Dragon Fund, Inc. Class B Shares                     -58.17              -25.51             -21.45
ML Dragon Fund, Inc. Class C Shares                     -58.18              -25.52             -54.96
MLDragon Fund, Inc. Class D Shares                      -57.84              -25.32             -17.63

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares and Class C Shares, 10/21/94; and Class B Shares and Class D Shares, 5/29/92.



Average Annual
Total Return

                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class A Shares*

Year Ended 6/30/98                        -57.78%        -60.00%
Inception (10/21/94) through 6/30/98      -18.65         -19.83

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        -58.17%        -59.42%
Five Years Ended 6/30/98                  - 8.19         - 8.19
Inception (5/29/92) through 6/30/98       - 3.89         - 3.89

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        -58.18%        -58.49%
Inception (10/21/94) through 6/30/98      -19.44         -19.44

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class D Shares*

Year Ended 6/30/98                        -57.84%        -60.05%
Five Years Ended 6/30/98                  - 7.48         - 8.47
Inception (5/29/92) through 6/30/98       - 3.14         - 3.99

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., June 30, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                 Shares Held/                                                             Value    Percent of
COUNTRIES    Industries          Face Amount           Long-Term Investments               Cost         (Note 1a)  Net Assets
China        Appliances            1,631,000   Guangdong Kelon Electrical Holdings
                                               Company Limited (Class H)             $    1,697,038   $    1,284,070    0.4%

             Conglomerates           542,000   Shanghai Industrial Holdings Ltd.          1,988,085        1,276,636    0.4

             Infrastructure    US$ 1,752,000   New World Infrastructure, Ltd.,
                                               5% due 7/15/2001 (a)                       2,266,790        1,366,560    0.4
                                   4,867,000 ++Zhejiang Expressway Co. Ltd.
                                               (Class H)                                    861,134          816,600    0.2
                                                                                     --------------   --------------  ------
                                                                                          3,127,924        2,183,160    0.6

             Mining                  161,420 ++Yanzhou Coal Mining Co. Ltd. (ADR)*        2,542,365        1,573,845    0.4

             Telecommuni-          2,429,000 ++China Telecom (Hong Kong) Limited          3,628,791        4,216,524    1.2
             cations

             Utilities--           4,652,000   Beijing Datang Power Generation
             Electric & Gas                    Co., Ltd. (Class H)                        2,224,572        1,305,881    0.4
                                     116,800 ++Huaneng Power International, Inc.
                                               (ADR)*                                     1,776,793        1,569,500    0.4
                                                                                     --------------   --------------  ------
                                                                                          4,001,365        2,875,381    0.8

                                               Total Long-Term Investments
                                               in China                                  16,985,568       13,409,616    3.8


Hong Kong    Banking               1,042,664   HSBC Holdings, Ltd.                       18,575,068       25,501,068    7.3

             Conglomerates         4,189,000   Hutchison Whampoa, Ltd.                   29,300,771       22,112,531    6.4
                                   7,015,000   Swire Pacific Ltd. 'B'                     6,453,581        4,210,032    1.2
                                                                                     --------------   --------------  ------
                                                                                         35,754,352       26,322,563    7.6

             Infrastructure        1,507,000   Cheung Kong Infrastructure
                                               Holdings Ltd.                              4,334,100        2,849,415    0.8

             Insurance             5,156,000   National Mutual Asia, Ltd.                 4,618,834        3,293,995    0.9

             Publishing &          5,746,000   South China Morning Post
             Broadcasting                      Holdings Ltd.                              3,563,574        2,762,464    0.8
                                   1,164,000   Television Broadcasts Ltd.                 4,347,936        3,079,723    0.9
                                                                                     --------------   --------------  ------
                                                                                          7,911,510        5,842,187    1.7

             Real Estate           2,465,000   Cheung Kong Holdings Ltd.                 12,523,256       12,121,230    3.5
                                   1,576,017   New World Development Co., Ltd.           10,738,993        3,051,103    0.9
                                   2,526,599   Sun Hung Kai Properties, Ltd.             17,500,284       10,728,450    3.1
                                                                                     --------------   --------------  ------
                                                                                         40,762,533       25,900,783    7.5

             Telecommuni-         12,945,800   Hong Kong Telecommunications Ltd.         24,510,099       24,310,655    7.0
             cations

             Utilities--           2,757,000   CLP Holdings, Ltd.                        12,582,160       12,560,770    3.6
             Electric & Gas        4,205,817   Hong Kong and China Gas
                                               Company Ltd.                               6,535,992        4,776,808    1.4
                                                                                     --------------   --------------  ------
                                                                                         19,118,152       17,337,578    5.0

                                               Total Long-Term Investments
                                               in Hong Kong                             155,584,648      131,358,244   37.8


India        Finance                      47   Housing Development Finance
                                               Corp., Ltd.                                    4,608            3,326    0.0

             Telecommuni-            287,000 ++Mahanagar Telephone Nigam
             cations                           Ltd. (GDR)**                               3,431,946        3,006,325    0.9

                                               Total Long-Term Investments
                                               in India                                   3,436,554        3,009,651    0.9


Indonesia    Oil & Gas               404,300 ++Gulf Indonesia Resources,
                                               Ltd. (ADR)*                                8,334,119        4,649,450    1.3

                                               Total Long-Term Investments
                                               in Indonesia                               8,334,119        4,649,450    1.3


Malaysia     Banking               1,692,465   Public Bank BHD (Foreign)                  1,533,235          510,702    0.2

             Conglomerates         3,564,000   Sime Darby BHD                             4,529,459        2,460,601    0.7

             Consumer Products     1,230,000   Amway (Malaysia) Holdings BHD              1,994,644        1,989,378    0.6

             Food                  1,409,700   Nestle Malaysia BHD                        6,139,518        6,397,673    1.8

             Gaming/Leisure        1,747,000   Berjaya Sports ToTo BHD                    5,342,419        2,593,615    0.7
                                     868,000   Genting BHD                                3,076,628        1,571,515    0.5
                                     620,000   Resorts World BHD                          1,496,549          682,486    0.2
                                                                                     --------------   --------------  ------
                                                                                          9,915,596        4,847,616    1.4

             Publishing            2,643,000   Star Publications Malaysia BHD             7,556,692        2,220,311    0.6
             & Broadcasting

             Telecommunications      618,000   Telekom Malaysia BHD                       1,549,320        1,044,297    0.3

             Utilities--           2,444,000 ++YTL Power International BHD                2,233,582        1,333,359    0.4
             Electric & Gas

             Wire & Cable      US$ 1,390,000   Leader Universal Holdings BHD,
                                               2.75% due 5/05/2004 (a)                    1,013,662          928,694    0.3

                                               Total Long-Term Investments
                                               in Malaysia                               36,465,708       21,732,631    6.3


Philippines  Conglomerates        28,436,320 ++Benpres Holdings Corp. (GDR)**             9,228,480        4,316,839    1.3

             Infrastructure        3,707,300 ++International Container Terminal
                                               Services, Inc. (ICTSI)                       513,912          424,330    0.1

             Real Estate          15,373,184   Ayala Land, Inc. 'B'                      10,878,228        4,445,258    1.3

             Retail               53,264,170   SM Prime Holdings, Inc.                    9,921,185        8,470,928    2.4

             Utilities--           1,351,993   Manila Electric Co. (MERALCO) 'B'          6,517,356        3,583,596    1.0
             Electric & Gas

                                               Total Long-Term Investments in
                                               the Philippines                           37,059,161       21,240,951    6.1


Singapore    Airlines              1,383,000   Singapore Airlines Ltd. (Foreign)         11,871,889        6,470,654    1.9

             Banking               1,118,000   Development Bank of Singapore
                                               Ltd. (Foreign)                            13,008,252        6,190,879    1.8
                                     627,704   United Overseas Bank (Foreign)             5,384,413        1,951,700    0.5
                                                                                     --------------   --------------  ------
                                                                                         18,392,665        8,142,579    2.3

             Electronics             213,000 ++Creative Technology Ltd.                   5,145,058        2,635,875    0.7
                                   1,311,000   Elec & Eltek International Co., Ltd.       7,506,983        4,431,180    1.3
                                   2,408,000   Natsteel Electronics Ltd.                  4,626,349        4,035,914    1.2
                                                                                     --------------   --------------  ------
                                                                                         17,278,390       11,102,969    3.2

             Publishing &          1,054,486   Singapore Press Holdings
             Broadcasting                      Ltd. (Foreign)                            10,189,672        7,056,969    2.0

             Real Estate             572,000   City Development Ltd.                      3,011,699        1,598,958    0.5

                                               Total Long-Term Investments
                                               in Singapore                              60,744,315       34,372,129    9.9


Merrill Lynch Dragon Fund, Inc., June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                 Shares Held/                                                             Value    Percent of
COUNTRIES    Industries          Face Amount           Long-Term Investments               Cost         (Note 1a)  Net Assets
South Korea  Banking                 971,295 ++Kookmin Bank                          $    4,721,624   $    3,615,769    1.0%

             Electronics             182,038   Samsung Display Devices Co., Ltd.          8,297,064        4,982,792    1.4
                                     106,410   Samsung Electronics Co., Ltd.              4,918,473        3,301,040    1.0
                                                                                     --------------   --------------  ------
                                                                                         13,215,537        8,283,832    2.4

             Utilities--             408,890   Korea Electric Power Corporation           4,827,926        4,372,437    1.3
             Electric & Gas

                                               Total Long-Term Investments in
                                               South Korea                               22,765,087       16,272,038    4.7


Taiwan       Electronics             225,664 ++Advanced Semiconductor Engineering,
                                               Inc. (GDR)**                               4,058,625        2,002,768    0.6
                                     707,000 ++Compeq Manufacturing Co., Ltd.             4,809,674        3,766,441    1.1
                                     645,000 ++Hon Hai Precision Industry                 4,644,877        3,267,154    0.9
                                     184,900 ++Taiwan Semiconductor Manufacturing
                                               Company Ltd. (ADR)*                        4,809,614        3,120,187    0.9
                                                                                     --------------   --------------  ------
                                                                                         18,322,790       12,156,550    3.5

             Insurance               112,500   Fubon Insurance Co., Ltd. (GDR)**          2,257,875        1,954,687    0.6

                                               Total Long-Term Investments
                                               in Taiwan                                 20,580,665       14,111,237    4.1


Thailand     Banking               1,525,400   Bangkok Bank Public Company Limited        3,692,805        1,879,640    0.5
                                   1,542,000   Thai Farmers Bank Public
                                               Company Limited                            2,420,679        1,361,126    0.4
                                                                                     --------------   --------------  ------
                                                                                          6,113,484        3,240,766    0.9

             Industrial        US$ 2,972,000   Banpu Public Co. Ltd., 2.75% due
                                               4/10/2003 (a)                              1,876,823        2,006,100    0.6

             Oil & Gas             1,001,500 ++PTT Exploration and Production
                                               Public Co., Ltd. (Foreign)                10,315,952        7,594,313    2.2

             Publishing &          1,013,900   BEC World Public Company Limited           4,725,098        3,916,249    1.1
             Broadcasting

             Telecommuni-            622,600   Advanced Info Service Public Co.,
             cations                           Ltd.                                       3,323,449        2,655,640    0.8

             Utilities--           2,096,800 ++Electricity Generating Public
             Electric & Gas                    Company Limited                            3,414,022        3,254,512    0.9

                                               Total Long-Term Investments in
                                               Thailand                                  29,768,828       22,667,580    6.5


                                               Total Long-Term Investments              391,724,653      282,823,527   81.4

                                    Face
                                   Amount         Short-Term Investments
United       Commercial        US$ 5,000,000   Finova Capital Corp., 5.68%
States       Paper***                          due 7/16/1998                              4,988,167        4,988,167    1.4
                                  15,982,000   General Motors Acceptance Corp.,
                                               6.50% due 7/01/1998                       15,982,000       15,982,000    4.6
                                  10,000,000   Lexington Parker Capital Company,
                                               LLC, 5.52% due 7/06/1998                   9,992,333        9,992,333    2.9
                                   5,000,000   Park Avenue Receivables Corp.,
                                               5.54% due 7/14/1998                        4,989,997        4,989,997    1.5
                                   7,000,000   Variable Funding Capital Corp.,
                                               5.57% due 7/20/1998                        6,979,422        6,979,422    2.0

                                               Total Short-Term Investments              42,931,919       42,931,919   12.4


             Total Investments                                                       $  434,656,572      325,755,446   93.8
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                            (1,607,237)  (0.5)

             Other Assets Less Liabilities                                                                23,270,819    6.7
                                                                                                      --------------  ------
             Net Assets                                                                               $  347,419,028  100.0%
                                                                                                      ==============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Convertible security.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts as of June 30, 1998 were as follows:

                                                              Unrealized
                                       Expiration            Depreciation
             Foreign Currency Sold        Date                (Note 1b)

             HK$ 348,300,000         September 1998          $(1,607,237)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$43,000,000)                   $(1,607,237)
                                                             ===========

             See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1998
Assets:             Investments, at value (identified cost--$434,656,572)(Note 1a)                        $  325,755,446
                    Foreign cash (Note 1c)                                                                       933,509
                    Receivables:
                      Securities sold                                                    $   22,239,997
                      Forward foreign exchange contracts (Note 1b)                            1,656,471
                      Capital shares sold                                                     1,223,132
                      Dividends                                                                 801,108
                      Interest                                                                   64,647       25,985,355
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          75,021
                                                                                                          --------------
                    Total assets                                                                             352,749,331
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                        1,607,237
                    Payables:
                      Capital shares redeemed                                                 1,708,944
                      Securities purchased                                                      361,886
                      Investment adviser (Note 2)                                               309,797
                      Distributor (Note 2)                                                      244,495        2,625,122
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,097,944
                                                                                                          --------------
                    Total liabilities                                                                          5,330,303
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  347,419,028
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      272,888
                    Class B Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          3,789,677
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            289,987
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,222,619
                    Paid-in capital in excess of par                                                         568,645,727
                    Undistributed investment income--net                                                       1,619,473
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (106,700,165)
                    Accumulated distributions in excess of realized capital gains
                    on investments and foreign currency transactions--net (Note 1g)                          (11,169,131)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                       (110,552,047)
                                                                                                          --------------
                    Net assets                                                                            $  347,419,028
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $17,414,661 and 2,728,877
Value:              shares outstanding                                                                    $         6.38
                                                                                                          ==============
                    Class B--Based on net assets of $234,470,245 and 37,896,767
                    shares outstanding                                                                    $         6.19
                                                                                                          ==============
                    Class C--Based on net assets of $17,679,321 and 2,899,869
                    shares outstanding                                                                    $         6.10
                                                                                                          ==============
                    Class D--Based on net assets of $77,854,801 and 12,226,188
                    shares outstanding                                                                    $         6.37
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998
Investment          Dividends (net of $49,290 foreign withholding tax)                                    $    6,751,038
Income              Interest and discount earned                                                               2,101,403
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                               8,852,441
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    2,267,328
                    Account maintenance and distribution fees--Class B (Note 2)               1,578,976
                    Transfer agent fees--Class B (Note 2)                                       611,551
                    Custodian fees                                                              195,282
                    Transfer agent fees--Class D (Note 2)                                       155,330
                    Account maintenance fees--Class D (Note 2)                                  119,674
                    Account maintenance and distribution fees--Class C (Note 2)                 114,124
                    Printing and shareholder reports                                             80,190
                    Professional fees                                                            56,364
                    Registration fees (Note 1f)                                                  53,493
                    Accounting services (Note 2)                                                 48,612
                    Transfer agent fees--Class C (Note 2)                                        44,783
                    Transfer agent fees--Class A (Note 2)                                        30,599
                    Directors' fees and expenses                                                 20,808
                    Pricing fees                                                                  2,346
                    Other                                                                         9,844
                                                                                         --------------

                    Total expenses                                                                             5,389,304
                                                                                                          --------------
                    Investment income--net                                                                     3,463,137
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     (101,438,062)
(Loss) on             Foreign currency transactions--net                                      2,816,469      (98,621,593)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (29,193,659)
(Notes 1b, 1c,        Foreign currency transactions--net                                     (6,324,201)     (35,517,860)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                           (134,139,453)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (130,676,316)
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                            June 30,        December 31,
                    Increase (Decrease) in Net Assets:                                        1998             1997
Operations:         Investment income (loss)--net                                        $    3,463,137   $     (891,847)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       (98,621,593)      62,637,681
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      (35,517,860)    (518,730,983)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                   (130,676,316)    (456,985,149)
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                        --       (2,185,017)
(Note 1g):            Class B                                                                        --      (64,077,324)
                      Class C                                                                        --       (3,632,309)
                      Class D                                                                        --      (19,118,895)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (274,169)
                      Class B                                                                        --       (8,040,215)
                      Class C                                                                        --         (455,770)
                      Class D                                                                        --       (2,398,977)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                                  --     (100,182,676)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (48,678,886)    (483,237,127)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total decrease in net assets                                           (179,355,202)  (1,040,404,952)
                    Beginning of period                                                     526,774,230    1,567,179,182
                                                                                         --------------   --------------
                    End of period*                                                       $  347,419,028   $  526,774,230
                                                                                         ==============   ==============

                   *Undistributed (accumulated distributions in excess of)
                    investment income--net                                               $    1,619,473   $   (1,843,664)
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                          Class A++++
                                                                     For the                                     For the
                    The following per share data and ratios have       Six                                       Period
                    been derived from information provided in the     Months                                    Oct. 21,
                    financial statements.                             Ended               For the Year         1994++ to
                                                                     June 30,          Ended December 31,       Dec. 31,
                    Increase (Decrease) in Net Asset Value:            1998       1997       1996       1995      1994
Per Share           Net asset value, beginning of period            $   8.81    $  18.09  $    15.99  $  15.05   $  17.43
Operating                                                           --------    --------  ----------  --------   --------
Performance:        Investment income--net                               .10         .12         .14       .12        .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (2.53)      (7.51)       2.03      1.00      (1.91)
                                                                    --------    --------  ----------  --------   --------
                    Total from investment operations                   (2.43)      (7.39)       2.17      1.12      (1.89)
                                                                    --------    --------  ----------  --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                 --          --          --      (.18)      (.13)
                      Realized gain on investments--net                   --       (1.68)       (.07)       --       (.27)
                      In excess of realized gain on
                      investments--net                                    --        (.21)         --        --       (.09)
                                                                    --------    --------  ----------  --------   --------
                    Total dividends and distributions                     --       (1.89)       (.07)     (.18)      (.49)
                                                                    --------    --------  ----------  --------   --------
                    Net asset value, end of period                  $   6.38    $   8.81  $    18.09  $  15.99   $  15.05
                                                                    ========    ========  ==========  ========   ========

Total Investment    Based on net asset value per share               (27.58%)+++ (40.77%)     13.59%     7.44%    (10.82%)+++
Return:**                                                           ========    ========  ==========  ========   ========

Ratios to Average   Expenses                                           1.52%*      1.35%       1.33%     1.37%      1.54%*
Net Assets:                                                         ========    ========  ==========  ========   ========
                    Investment income--net                             2.44%*       .73%        .78%      .74%       .84%*
                                                                    ========    ========  ==========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $ 17,415    $ 14,431  $   49,943  $ 31,591   $  3,383
Data:                                                               ========    ========  ==========  ========   ========
                    Portfolio turnover                                52.80%      21.11%      30.63%    24.52%     16.45%
                                                                    ========    ========  ==========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                                         Class B++++
                                                                     For the
                    The following per share data and ratios have       Six
                    been derived from information provided            Months
                    in the financial statements.                      Ended                   For the Year
                                                                     June 30,              Ended December 31,
                    Increase (Decrease) in Net Asset Value:            1998      1997        1996      1995       1994
Per Share           Net asset value, beginning of period            $   8.58    $  17.89  $    15.98  $  15.03   $  18.74
Operating                                                           --------    --------  ----------  --------   --------
Performance:        Investment income (loss)--net                        .05        (.04)       (.04)     (.03)      (.07)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (2.44)      (7.38)       2.02      1.00      (3.28)
                                                                    --------    --------  ----------  --------   --------
                    Total from investment operations                   (2.39)      (7.42)       1.98       .97      (3.35)
                                                                    --------    --------  ----------  --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                 --          --          --      (.02)        --
                      Realized gain on investments--net                   --       (1.68)       (.07)       --       (.27)
                      In excess of realized gain on
                      investments--net                                    --        (.21)         --        --       (.09)
                                                                    --------    --------  ----------  --------   --------
                    Total dividends and distributions                     --       (1.89)       (.07)     (.02)      (.36)
                                                                    --------    --------  ----------  --------   --------
                    Net asset value, end of period                  $   6.19    $   8.58  $    17.89  $  15.98   $  15.03
                                                                    ========    ========  ==========  ========   ========

Total Investment    Based on net asset value per share               (27.86%)+++ (41.40%)     12.41%     6.49%    (17.86%)
Return:**                                                           ========    ========  ==========  ========   ========

Ratios to Average   Expenses                                           2.59%*      2.39%       2.36%     2.41%      2.40%
Net Assets:                                                         ========    ========  ==========  ========   ========
                    Investment income (loss)--net                      1.33%*      (.26%)      (.24%)    (.20%)     (.42%)
                                                                    ========    ========  ==========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $234,470    $374,914  $1,157,944  $991,281   $917,384
Data:                                                               ========    ========  ==========  ========   ========
                    Portfolio turnover                                52.80%      21.11%      30.63%    24.52%     16.45%
                                                                    ========    ========  ==========  ========   ========


                                                                                          Class C++++
                                                                     For the                                     For the
                    The following per share data and ratios have       Six                                        Period
                    been derived from information provided in the     Months                                     Oct. 21,
                    financial statements.                             Ended              For the Year           1994++ to
                                                                     June 30,         Ended December 31,         Dec. 31,
                    Increase (Decrease) in Net Asset Value:            1998       1997        1996      1995       1994
Per Share           Net asset value, beginning of period            $   8.46    $  17.68  $    15.79  $  14.92   $  17.29
Operating                                                           --------    --------  ----------  --------   --------
Performance:        Investment income (loss)--net                        .05        (.04)       (.04)     (.04)      (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (2.41)      (7.29)       2.00      1.00      (1.89)
                                                                    --------    --------  ----------  --------   --------
                    Total from investment operations                   (2.36)      (7.33)       1.96       .96      (1.90)
                                                                    --------    --------  ----------  --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                 --          --          --      (.09)      (.11)
                      Realized gain on investments--net                   --       (1.68)       (.07)       --       (.27)
                      In excess of realized gain on
                      investments--net                                    --        (.21)         --        --       (.09)
                                                                    --------    --------  ----------  --------   --------
                    Total dividends and distributions                     --       (1.89)       (.07)     (.09)      (.47)
                                                                    --------    --------  ----------  --------   --------
                    Net asset value, end of period                  $   6.10    $   8.46  $    17.68  $  15.79   $  14.92
                                                                    ========    ========  ==========  ========   ========

Total Investment    Based on net asset value per share               (27.90%)+++ (41.38%)     12.43%     6.46%    (10.98%)+++
Return:**                                                           ========    ========  ==========  ========   ========

Ratios to Average   Expenses                                           2.60%*      2.41%       2.37%     2.42%      2.57%*
Net Assets:                                                         ========    ========  ==========  ========   ========
                    Investment income (loss)--net                      1.38%*      (.28%)      (.23%)    (.28%)     (.17%)*
                                                                    ========    ========  ==========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $ 17,679    $ 22,111  $   62,113  $ 29,042   $  5,329
Data:                                                               ========    ========  ==========  ========   ========
                    Portfolio turnover                                52.80%      21.11%      30.63%    24.52%     16.45%
                                                                    ========    ========  ==========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                                         Class D++
                                                                    For the
                    The following per share data and ratios           Six
                    have been derived from information provided in   Months
                    the financial statements.                        Ended                     For the Year
                                                                    June 30,                Ended December 31,
                    Increase (Decrease) in Net Asset Value:           1998       1997        1996       1995       1994
Per Share           Net asset value, beginning of period            $   8.80    $  18.11  $    16.05  $  15.08   $  18.77
Operating                                                           --------    --------  ----------  --------   --------
Performance:        Investment income--net                               .08         .09         .09       .09        .06
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (2.51)      (7.51)       2.04      1.02      (3.30)
                                                                    --------    --------  ----------  --------   --------
                    Total from investment operations                   (2.43)      (7.42)       2.13      1.11      (3.24)
                                                                    --------    --------  ----------  --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                 --         --          --       (.14)      (.09)
                      Realized gain on investments--net                   --       (1.68)       (.07)       --       (.27)
                      In excess of realized gain on
                      investments--net                                    --        (.21)         --        --       (.09)
                                                                    --------    --------  ----------  --------   --------
                    Total dividends and distributions                     --       (1.89)       (.07)     (.14)      (.45)
                                                                    --------    --------  ----------  --------   --------
                    Net asset value, end of period                  $   6.37    $   8.80  $    18.11  $  16.05   $  15.08
                                                                    ========    ========  ==========  ========   ========

Total Investment    Based on net asset value per share               (27.61%)+++ (40.89%)     13.29%     7.35%    (17.24%)
Return:**                                                           ========    ========  ==========  ========   ========

Ratios to Average   Expenses                                           1.78%*      1.61%       1.58%     1.63%      1.63%
Net Assets:                                                         ========    ========  ==========  ========   ========
                    Investment income (loss)--net                      2.04%*      (.53%)       .53%      .59%       .34%
                                                                    ========    ========  ==========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $ 77,855    $115,318  $  297,179  $285,485   $249,903
Data:                                                               ========    ========  ==========  ========   ========
                    Portfolio turnover                                52.80%      21.11%      30.63%    24.52%     16.45%
                                                                    ========    ========  ==========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., June 30, 1996



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Dragon Fund, Inc., June 30, 1998



NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $    28       $    564
Class D                               $12,521       $160,270


For the six months ended June 30, 1998, MLPF&S received contingent deferred sales charges of $402,199 and $43,115 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $58,953, relating to transactions subject to front end sales charge waivers in Class D Shares.

In addition, MLPF&S received $170,170 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $213,688,593 and $269,387,624, respectively.

Net realized gains (losses) for the six months ended June 30, 1998 and net unrealized losses as of June 30, 1998 were as follows:


                                   Realized
                                    Gains          Unrealized
                                   (Losses)          Losses

Long-term investments           $(101,438,631)   $(108,901,126)
Short-term investments                    569               --
Foreign currency transactions      (1,073,953)         (43,684)
Forward foreign exchange
contracts                           3,890,422       (1,607,237)
                                -------------    -------------
Total                           $ (98,621,593)   $(110,552,047)
                                =============    =============


As of June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $108,901,126, of which $7,901,166 related to appreciated securities and $116,802,292 related to depreciated securities. At June 30, 1998, the aggregate cost of investments for Federal income tax purposes was $434,656,572.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the six months ended June 30, 1998 and for the year ended
December 31, 1997 was $48,678,886 and $483,237,127, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                    Dollar
Ended June 30, 1998                   Shares         Amount

Shares sold                         9,913,156    $  74,632,644
Shares redeemed                    (8,822,348)     (68,019,396)
                                -------------    -------------
Net increase                        1,090,808    $   6,613,248
                                =============    =============


Class A Shares for the Year                          Dollar
Ended December 31, 1997               Shares         Amount

Shares sold                         6,015,713    $  88,275,915
Shares issued to shareholders
in reinvestment of distributions      236,924        2,065,973
                                -------------    -------------
Total issued                        6,252,637       90,341,888
Shares redeemed                    (7,375,072)    (115,587,006)
                                -------------    -------------
Net decrease                       (1,122,435)   $ (25,245,118)
                                =============    =============


Class B Shares for the Six Months                    Dollar
Ended June 30, 1998                   Shares         Amount

Shares sold                        11,007,379    $  82,965,408
Shares redeemed                   (16,604,620)    (125,569,659)
Automatic conversion of shares       (193,871)      (1,484,660)
                                -------------    -------------
Net decrease                       (5,791,112)   $ (44,088,911)
                                =============    =============


Class B Shares for the Year                          Dollar
Ended December 31, 1997               Shares         Amount

Shares sold                        14,731,989    $ 221,129,612
Shares issued to shareholders
in reinvestment of distributions    7,005,794       59,549,243
                                -------------    -------------
Total issued                       21,737,783      280,678,855
Shares redeemed                   (42,518,325)    (642,737,859)
Automatic conversion of shares       (250,913)      (3,997,661)
                                -------------    -------------
Net decrease                      (21,031,455)   $(366,056,665)
                                =============    =============


Class C Shares for the Six Months                    Dollar
Ended June 30, 1998                   Shares         Amount

Shares sold                         7,261,484    $  53,695,993
Shares redeemed                    (6,975,398)     (52,888,686)
                                -------------    -------------
Net increase                          286,086    $     807,307
                                =============    =============



Merrill Lynch Dragon Fund, Inc., June 30, 1996



NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                          Dollar
Ended December 31, 1997               Shares         Amount

Shares sold                        16,303,336    $ 241,289,351
Shares issued to shareholders
in reinvestment of distributions      411,551        3,448,796
                                -------------    -------------
Total issued                       16,714,887      244,738,147
Shares redeemed                   (17,613,299)    (265,825,401)
                                -------------    -------------
Net decrease                         (898,412)   $ (21,087,254)
                                =============    =============


Class D Shares for the Six Months                    Dollar
Ended June 30, 1998                   Shares         Amount

Shares sold                        12,771,631    $  96,022,866
Automatic conversion of shares        188,831        1,484,660
                                -------------    -------------
Total issued                       12,960,462       97,507,526
Shares redeemed                   (13,845,730)    (109,518,056)
                                -------------    -------------
Net decrease                         (885,268)   $ (12,010,530)
                                =============    =============


Class D Shares for the Year                          Dollar
Ended December 31, 1997               Shares         Amount

Shares sold                        22,513,372    $ 330,483,403
Automatic conversion of shares        246,834        3,997,661
Shares issued to shareholders
in reinvestment of distributions    2,016,701       17,565,462
                                -------------    -------------
Total issued                       24,776,907      352,046,526
Shares redeemed                   (28,070,639)    (422,894,616)
                                -------------    -------------
Net decrease                       (3,293,732)   $ (70,848,090)
                                -------------    -------------


5. Commitments:
On June 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with the approximate value of $21,230,000.




EQUITY PORTFOLIO CHANGES

For the Quarter Ended June 30, 1998


Additions

*BEC World Public Company Limited 'Local'
 Bangkok Bank Public Company Limited
*Development Bank of Singapore Ltd.
   (Class A)
 Electricity Generating Public Company
   Limited
 Fubon Insurance Co., Ltd. (GDR)
 Huaneng Power International, Inc. (ADR)
 International Container Terminal Services,
   Inc. (ICTSI)
 Kookmin Bank
 Korea Electric Power Corporation
*Pitt Exploration
 Samsung Electronics Co., Ltd.
 Telekom Malaysia BHD
 Thai Farmers Bank Public Company
   Limited
 Zhejiang Expressway Co. Ltd. (Class H)


Deletions

*BEC World Public Company Limited 'Local'
 Citic Pacific Ltd.
*Development Bank of Singapore Ltd.
   (Class A)
 Guandong Investments, Ltd.
 I.J.M. Corp. BHD
 New World Infrastructure, Ltd.
*Pitt Exploration
 Venture Manufacturing (Singapore) Ltd.

[FN]
*Added and deleted in the same quarter.




PORTFOLIO INFORMATION

Investments
As of 6/30/98

Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                          7.3 %
Hong Kong Telecommunications Ltd.            7.0
Hutchison Whampoa, Ltd.                      6.4
CLP Holdings, Ltd.                           3.6
Cheung Kong Holdings Ltd.                    3.5
Sun Hung Kai Properties, Ltd.                3.1
SM Prime Holdings, Inc.                      2.4
PTT Exploration and Production
  Public Co., Ltd. (Foreign)                 2.2
Singapore Press Holdings Ltd. (Foreign)      2.0
Singapore Airlines Ltd. (Foreign)            1.9



Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     11.7 %
Telecommunications                          10.2
Conglomerates                               10.0
Utilities--Electric & Gas                    9.4
Real Estate                                  9.3
Electronics                                  9.1
Publishing & Broadcasting                    5.4
Oil & Gas                                    3.5
Retail                                       2.4
Airlines                                     1.9




Merrill Lynch Dragon Fund, Inc., June 30, 1998


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863